UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2007


                          HENRY BROS. ELECTRONICS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       005-62411               22-3690168
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

           17-01 POLLITT DRIVE
          FAIR LAWN, NEW JERSEY                                       07410
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (201) 794-6500



          (Former name or former address, if changed from last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITIONS

         On August 15, 2007, Henry Bros. Electronics, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing, among other things, certain financial results of the Company for the three months ended June 30, 2007.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

         99.1 Press Release dated August 15, 2007, announcing certain financial results of the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HENRY BROS. ELECTRONICS, INC.
                                              (Registrant)

Date:  August 17, 2007                         By:   /s/ John P. Hopkins
                                                     --------------------------
                                                     JOHN P. HOPKINS
                                                     CHIEF FINANCIAL OFFICER



                                  EXHIBIT INDEX

         99.1 Press Release dated August 15, 2007, announcing certain financial results of the Company.